Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AAM Low Duration Preferred and Income Securities ETF (PFLD)
(the “Fund”)

February 3, 2020

Supplement to the
Summary Prospectus dated November 16, 2019 and the
Prospectus and Statement of Additional Information (“SAI”),
each dated November 15, 2019

Effective immediately, orders to purchase or redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time.
Effective February 12, 2020, the size of Creation Units (as defined in the Summary Prospectus, Prospectus, and SAI) for the Fund is 25,000 Shares.
Effective immediately, the following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units– Procedures for Purchase of Creation Units” section on pages 26-27 of the Fund’s SAI.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
Also effective immediately, the following replaces the first paragraph of the“Procedures for Redemption of Creation Units” section on page 29 of the Fund’s SAI.
Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.